                                                                  Exhibit 23.2



                                 ARTHUR ANDERSEN LLP


                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated June 1, 1999 included (or incorporated by reference) in Applied Magnetics Corporation's Form 10-K/A for the fiscal year ended October 3, 1998 and to all references to our firm included in this Registration Statement.



                                   ARTHUR ANDERSEN LLP



Los Angeles, California
July 23, 1999